Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 14.  Income Taxes

The provision for income taxes consists of the following for the years ended December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012

Current:
Federal	$—	$—
State	3,191	5,726
Foreign	3,150	(27,179)

Total Current	$6,341	$(21,453)

Deferred:
Federal	$—	$—
State	—	—
Foreign	—	—

Total Deferred	$—	$—

Provision for income taxes	$6,341	$(21,453)

A reconciliation of the provision for income taxes with the expected provision for income taxes computed by applying the federal statutory income tax rate of 34% to the net loss before provision for income taxes for the years ended December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012

Provision for income taxes at federal statutory rate	$(5,528,377)	$(2,787,359)
Federal research and development tax credits	(100,535)	(94,794)
Expenses not deductible, income not taxable and other	3,205,545	(473,203)
Foreign loss taxed at lower rates	170,813	164,828
Change in federal valuation allowance	2,258,895	3,169,075

Provision for income taxes	$6,341	$(21,453)

The components of the deferred tax assets as of December 31, 2013 and 2012, are as follows:

	December 31,	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carry-forwards	$28,412,473	$25,034,778
Capitalized start-up cost and research and development cost	526,919	607,983
Research and development tax credit	1,559,952	1,389,625
Depreciation on property and equipment	27,536	(156,361)
Stock-based compensation	454,125	405,742
Reserves and accruals	(636,673)	719,909

Total deferred tax asset	30,344,332	28,001,676

Valuation allowance	(30,344,332)	(28,001,676)

Net deferred tax assets	$—	$—

Management believes that, based on a number of factors, it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets. At December 31, 2013, the Company had federal and state net operating loss carry-forwards (“NOLs”) of approximately $73.6 million and $58.3 million, respectively, and foreign operating loss carry-forwards of approximately $0.6 million. The federal and state NOLs will expire in various periods from 2026 through 2033.

At December 31, 2013, the Company had research and development tax credits of approximately $0.9 million and $1.0 million available to offset future income taxes, if any, for federal and California state purposes, respectively. These federal tax credits will expire in various periods from 2027 through 2033 and the California state tax credits can be carried forward indefinitely.

Utilization of NOLs and tax credit carry-forwards is subject to substantial limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986 (“IRC”) Sections 382 and 383, respectively, and similar state provisions. On August 27, 2013, there was a substantial ownership change due to the 2013 Exchange and 2013 Private Placement (see Note 1), resulting in forfeitures in 2013. The annual limitation may result in the expiration of further NOLs and tax credits before utilization. The Company has not yet evaluated the impact of the IRC Sections 382 and 383 limitations on its recorded NOLs and tax credits in 2013, nor has it determined whether there have been any other substantial ownership changes in 2011 or prior years, so the recognized amount of deferred tax assets (and related 100% valuation allowance) has not been adjusted, although management estimates that a significant majority of the recorded NOLs and tax credits have already been effected and will need to be written off. This has no impact on the income tax expense (benefit) due to the provision of a full valuation allowance against all net deferred tax assets.

The net valuation allowance increased by approximately $2.3 million and $3.3 million during the years ended December 31, 2013 and 2012, respectively, primarily due to the generation of net operating loss and credit carry-forwards.

The Company files U.S. federal and various state income tax returns. There are no prior year tax returns under audit by taxing authorities, and management is not aware of any impending audits. As a result of the Company’s NOL carry-forwards, all tax years from 2006 through 2013 remain subject to federal and state tax examination.

The Company has established tax reserves for uncertain tax positions totaling $810,000 and $721,000 as of December 31, 2013 and 2012, respectively. A reconciliation of the change in unrecognized tax benefits is as follows:

	Year Ended December 31,
	2013	2012
Beginning Balance	$721,000	$645,000
Additions based on tax positions related to the current year	89,000	76,000
Ending Balance	$810,000	$721,000

All of the unrecognized tax benefits are recognized in the Company’s financial statements as a reduction in the Company’s deferred tax assets. Accordingly, the Company has not accrued any interest or penalties related to unrecognized tax benefits. Because the Company has a full valuation allowance against its deferred tax assets, there will be no income tax effect of releasing the unrecognized tax benefits. The Company expects no significant changes to its uncertain tax positions in the next 12 months.